UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2024

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 30, 2024, HeartCore Enterprises, Inc. (the “Company”) issued a press release (the “October 30 Press Release”). announcing that it had expanded its CMS platform offering into a SaaS delivery model. A copy of the October 30 Press Release is furnished herewith as Exhibit 99.1. Promptly after discovery of an error in the October 30 Press Release, on November 1, 2024, the Company issued a correction (the “November 1 Press Release”) to a number in the second paragraph of the October 30 Press Release. A copy of the November 1 Press Release is furnished herewith as Exhibit 99.2. As noted in the November 1, 2024 Press Release, the incorrect sentence in the October 30 Press Release read: “The Company projects 115% sales growth across its software business as a result of this new transition.” The sentence has been corrected to read: “The Company projects 15% sales growth across its software business as a result of this new transition.” The remainder of the October 30 Press Release remains unchanged.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant issued on October 30, 2024.
99.2	Press release of the registrant issued on November 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: November 1, 2024	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer